Investor Presentation Janney’s Bank CEO Forum James J. Kim Blaine C. Lauhon February 1, 2023 President & CEO Executive Vice President, Chief Banking Officer

Forward-Looking Statements 2 Certain matters discussed in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions in the Central Valley and the Greater Sacramento Region; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in business conditions and inflation; (11) changes in securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; and (14) the rapidly changing uncertainties related to the Covid-19 pandemic including, but not limited to, the potential adverse effect of the pandemic on the economy, our employees and customers, and our financial performance. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. When the Company uses in this presentation the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe,” and similar expressions, the Company intends to identify forward-looking statements. Such statements are not guarantees of performance and are subject to certain risks, uncertainties and assumptions, including those described in this presentation. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, projected, intended, committed or believed. The future results and shareholder values of the Company may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Mission Inspire and empower our team to enrich and invest in every relationship by exceeding expectations. Values Teamwork Accountability Excellence Caring Integrity Inclusive

4 Executive Position Years at CVCY Years of Experience James J. Kim President & CEO 5 22 Dawn P. Crusinberry EVP, Chief Financial Officer 22 40 Patrick A. Luis EVP, Chief Credit Officer 2 37 Blaine C. Lauhon EVP, Chief Banking Officer 5 37 Ken Ramos EVP, Market Executive – South 3 35 Jeff M. Martin EVP, Market Executive – North 1 20 Teresa Gilio EVP, Chief Administrative Officer 13 40 Dawn M. Cagle EVP, Chief Human Resources Director 5 36 Experienced Executive Team

5 NASDAQ Symbol CVCY Market Capitalization $249 Million Institutional Ownership 46% Insider Ownership 16% Total Assets $2.42 Billion Headquarters Fresno, CA # of Banking Centers 19 Year Established 1980 Strategic Footprint Sacramento to Bakersfield As of December 31, 2022 Overview

6 2022 2021 2020 Total Assets $2.42 Billion $2.45 Billion $2.00 Billion Net Income $26.65 Million $28.40 Million $20.35 Million Diluted EPS $2.27 $2.32 $1.62 Net Interest Margin 3.52% 3.54% 3.87% ROAA 1.09% 1.25% 1.11% ROAE 14.25% 11.50% 8.85% Cash Dividends per share $0.48 $0.47 $0.44 Total Cost of Deposits 0.06% 0.05% 0.09% NPAs to Total Assets 0.00% 0.04% 0.16% Leverage Capital Ratio 8.38% 8.03% 9.28% Common Equity Tier 1 Ratio 11.92% 12.48% 14.10% Tier 1 Risk Based Capital Ratio 12.22% 12.82% 14.50% Total Risk Based Capital Ratio 14.92% 15.80% 15.58% Financial Highlights

0 5 10 15 20 25 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 1/1/2020 1/1/2021 1/1/2022 1/1/2023 Pr ic e CVCY Stock Price CAGR = 9.59% 7 As of December 31, 2022 Source: NASDAQ Monthly Closing Price Data Attractive Investment Opportunity Dividend Payout Ratio - 21.15% Dividend Yield - 2.71%

8 Growing Franchise CAGR = 10.34% 1,491,696 1,577,410 1,574,089 1,832,987 2,267,615 2,439,394 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 2017 2018 2019 2020 2021 2022 Th ou sa nd s Average Total Assets

9 Strong Net Income & NIM 14,026 21,289 21,443 20,347 28,401 26,645 4.40 4.44 4.51 3.87 3.54 3.52 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 0 5,000 10,000 15,000 20,000 25,000 30,000 2017 2018 2019 2020 2021 2022 Pe rc en t Th ou sa nd s Net Income Net Interest Margin

10 Solid Earnings 0.94 1.35 1.36 1.11 1.25 1.09 7.69 10.07 9.39 8.85 11.50 14.25 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2017 2018 2019 2020 2021 2022 R O A E Pe rc en t R O A A P er ce nt ROAA / ROAE ROAA ROAE

11 Steady Deposit Growth & Lowest Cost of Funds CAGR = 10.92% 1,284,305 1,333,754 1,295,780 1,568,194 1,974,576 2,156,092 0.08 0.09 0.15 0.09 0.05 0.06 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2017 2018 2019 2020 2021 2022 Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

12 Attractive Deposit Mix Non-Interest Bearing 50% Now/Savings 26% Money Market 21% TCDs 3% As of December 31, 2022 Total Deposits = $2.1 Billion

13 Loan Totals & Yield CAGR = 7.48% 790,504 908,419 928,560 1,053,450 1,067,316 1,133,641 5.51 5.50 5.54 4.94 5.07 4.93 4.60 4.70 4.80 4.90 5.00 5.10 5.20 5.30 5.40 5.50 5.60 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2017 2018 2019 2020 2021 2022 Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

14 Well Diversified Loan Portfolio Commercial & Industrial, 11% Agriculture Production & Land, 12% Owner Occupied Real Estate, 16% Real Estate Construction & Land, 9% Commercial Real Estate, 37% Other Real Estate, 2% Equity Loans & Lines, 10% Consumer & Installment, 3% As of December 31, 2022 Excludes Deferred Loan Fees Total Gross Loans = $1.25 Billion

15 Non Performing Assets 2,945 2,740 1,693 3,278 946 0 0.97 0.99 0.97 1.17 0.92 0.86 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2017 2018 2019 2020 2021 2022 Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

16 Special Mention Loans 21,908 26,254 28,183 36,406 40,845 31,023 2.43 2.86 2.99 3.30 3.93 2.47 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2017 2018 2019 2020 2021 2022 Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

17 Substandard Loans 49,998 28,394 33,838 36,136 8,540 27,785 5.55 3.09 3.59 3.28 0.82 2.21 - 1.00 2.00 3.00 4.00 5.00 6.00 - 10,000 20,000 30,000 40,000 50,000 60,000 2017 2018 2019 2020 2021 2022 Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

18 Investment Portfolio US Treasury Securities 1% Private Label Mortgage & Asset Backed 43% Municipal Securities 38% Agency CMO, MBS & Other Securities 12% Corporate Debt 5% Equity Mutual Funds 1% As of December 31, 2022 Total = $953.9 Million Yield = 2.44% Effective Duration 5.26

19